PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 4 – PROPERTY AND EQUIPMENT, NET

Property and equipment, net consists of the following:

	December 31,	December 31,
	2019	2018

Office Equipment and Fixtures	$71,258	$50,224
Software	17,242	17,465
Auto	44,110	32,636
Total Assets	132,610	100,325
Less accumulated depreciation	(62,456)	(79,023)
Net Assets	$70,154	$21,302

The Company sold its used auto to a third party in January 2019 and received proceeds of $3,330. The cost of $32,497 and accumulated depreciation of $30,872 were derecognized from the balance sheet. The Company recognized a gain of $1,705 from the sale for the year ended December 31, 2019.

For the years ended December 31, 2019, 2018, and 2017, depreciation expense was $15,180,  $12,575, and $7,232, respectively.